EXHIBIT 31.1

I, Michael E. Little, Chief Executive Officer of Pioneer Drilling Company, certify that:

1.                                       I have reviewed this quarterly report on Form 10-Q of Pioneer Drilling Company;

2.                                       Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.                                       Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Pioneer Drilling Company as of, and for, the periods presented in this quarterly report;

4.                                       Pioneer Drilling Company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Pioneer Drilling Company and have:

(a)                                  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Pioneer Drilling Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

(b)                                 Evaluated the effectiveness of Pioneer Drilling Company’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

(c)                                  Disclosed in this quarterly report any changes in Pioneer Drilling Company’s internal control over financial reporting that occurred during Pioneer Drilling Company’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Pioneer Drilling Company’s internal control over financial reporting; and

5.                                       Pioneer Drilling Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Pioneer Drilling Company’s auditors and the audit committee of Pioneer Drilling Company’s board of directors (or persons performing the equivalent function):

(a)                                  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Pioneer Drilling Company’s ability to record, process, summarize and report financial information; and

(b)                                 Any fraud, whether or not material, that involves management or other employees who have a significant role in Pioneer Drilling Company’s internal control over financial reporting.

August 7, 2003

/s/ Michael E. Little
Michael E. Little
Chief Executive Officer